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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported) June 1, 2007



                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                          000-22194                      36-2815480
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(State or Other                  (Commission                  (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On June 1, 2007, Mr. Jonathan P. Otterstatter, Executive Vice President and Chief Technology Officer of SPSS Inc. (the "Company"), informed the Company that he will resign from his position effective as of June 8, 2007. On
     June 4, 2007, Mr. John Shap, the Company's Senior Vice President, Worldwide Sales, informed the Company that he will resign from his position effective as of June 19, 2007. A copy of the Company's press release reporting these matters is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     99.1  SPSS Press Release, dated June 6, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPSS INC.


                                             By: /s/ Erin R. McQuade
                                                 -------------------------------
                                                 Erin R. McQuade
                                                 Vice President, Associate
                                                 General Counsel

Dated: June 6, 2007